UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2015

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 0-14938

Delaware	54-1272589
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 North Hamilton Street, No. 200 High Point, North Carolina	27260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7700 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            (b)        On August 6, 2015, D. Paul Dascoli informed the Board of Directors of Stanley Furniture Company, Inc. (the “Company”) that, in connection with accepting a new employment opportunity and at the request of his new employer, he would not stand for re-election as a director at the Company’s 2016 annual meeting of stockholders, when his current term expires.

SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: August 12, 2015	By:	/s/Anita W. Wimmer
Anita W. Wimmer
Vice President of Finance
(Principal Financial and Accounting Officer)

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